                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 7, 2004


                       SPORTS RESORTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


            2-98277C                                38-3262264
     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                 951 AIKEN ROAD,
                                OWOSSO, MI 48867
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (989) 725-8354
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.   OTHER EVENTS

         On May 7, 2004 the Registrant issued a press release announcing that it elected Salvatore P. Semola to the Board of Directors and that the Registrant also appointed him Vice-Chairman of the Board. A copy of the press release is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)      Exhibits.

         Exhibit No.                        Description of Exhibits
         -----------                        -----------------------

         99.1 Press Release Dated May 7, 2004 announcing that the Registrant had elected Salvatore P. Semola to the Board of Directors and that the Registrant also appointed him
                                            Vice-Chairman of the Board.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        SPORTS RESORTS INTERNATIONAL, INC



Date:  May 10, 2004
                               By: /s/ Gregory T. Strzynski
                                   -------------------------
                                   Gregory T. Strzynski
                                   Chief Financial Officer





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                                  Exhibit Index


         Exhibit No.                        Description of Exhibits
         -----------                        -----------------------

         99.1 Press Release Dated May 7, 2004 announcing that the Registrant had elected Salvatore P. Semola to the Board of Directors and that the Registrant also appointed him
                                            Vice-Chairman of the Board.